CUSIP No. 411310105                13D/A                 Page 15 of 15 Pages


                                                                       EXHIBIT 1



JOINT FILING UNDERTAKING

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule jointly on behalf of each such party.

Dated as of January 5, 2006


                                BRANDON LIMITED PARTNERSHIP NO. 1

                                By: /s/ Rodney C. Sacks
                                    -----------------------------
                                    Name:  Rodney C. Sacks
                                    Title: General Partner


                                BRANDON LIMITED PARTNERSHIP NO. 2

                                By: /s/ Rodney C. Sacks
                                    -----------------------------
                                    Name:  Rodney C. Sacks
                                    Title: General Partner


                                HRS HOLDINGS, L.P.

                                By: /s/ Hilton H. Schlosberg
                                    -----------------------------
                                    Name:  Hilton H. Schlosberg
                                    Title: General Partner


                                HILROD HOLDINGS, L.P.

                                By: /s/ Hilton H. Schlosberg
                                    -----------------------------
                                    Name:  Hilton H. Schlosberg
                                    Title: General Partner


                                /s/ Rodney C. Sacks
                                ---------------------------------
                                RODNEY C. SACKS


                                /s/ Hilton H. Schlosberg
                                ---------------------------------
                                HILTON H. SCHLOSBERG